EXHIBIT 10-A-29







                          GAS TRANSPORTATION AGREEMENT







                                     BETWEEN







                       TEXAS GAS TRANSMISSION CORPORATION






                                       AND






                    PUBLIC SERVICE COMPANY OF NORTH CAROLINA







                             DATED JANUARY 19, 1996

                                      INDEX


                                                            PAGE NO.

ARTICLE I                      Definitions                      1

ARTICLE II                     Transportation Service           1

ARTICLE III                    Scheduling                       2


ARTICLE IV                     Points of Receipt and Delivery   3


ARTICLE V                      Term of Agreement                3


ARTICLE VI                     Point(s) of Measurement          3


ARTICLE VII                    Facilities                       4


ARTICLE VIII                   Rates and Charges                4


ARTICLE IX                     Miscellaneous                    5


                               EXHIBIT "A"
                               FIRM POINT(S) OF RECEIPT


                               EXHIBIT "A-I"
                               SECONDARY POINT(S) OF RECEIPT


                               EXHIBIT "B"
                               FIRM POINT(S) OF DELIVERY


                               EXHIBIT "C"
                               SUPPLY LATERAL CAPACITY


                               STANDARD FACILITIES KEY

                          FIRM TRANSPORTATION AGREEMENT


         THIS AGREEMENT, made and entered into this 19th day of January, 1996, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Public Service Company of North Carolina, a North Carolina corporation, hereinafter referred to as "Customer,"

                                  WITNESSETH:

         WHEREAS, Customer has natural gas which it desires Texas Gas to move through its existing facilities; and

         WHEREAS, Texas Gas has the ability in its pipeline system to move natu-ral gas for the account of Customer; and

         WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

         WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of
Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein con tained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

Definitions

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                   ARTICLE II

Transportation Service

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 5,272 MMBtu per day, which shall be Customer's Firm Transportation Contract Demand, and up to 796,072 MMBtu during the winter season, and up to 1,128,208 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

2.2 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand.

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier(s) in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's supplier(s) in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with
Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                   ARTICLE III

Scheduling

3.1 Customer shall be obligated four (4) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. Texas Gas agrees to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                   ARTICLE IV

Points of Receipt, Delivery, and Supply Lateral Allocation

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                    ARTICLE V

Term of Agreement

5.1 This Agreement shall become effective January 24, 1996. This Agreement shall have a primary term beginning January 24, 1996, (with the rates and charges described in Article VIII becoming effective on that date) and extending for a period of eleven years, nine months and eight days from that date, or through October 31, 2007; with extensions of one year at the end of the primary term and each additional term thereafter unless written notice is given at least one year prior to the end of such term by either party.

                                   ARTICLE VI

Point(s) of Measurement

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits "A", "A-I", and "B" herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be deter mined in accordance with the methods described contained in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.

                                   ARTICLE VII

Facilities

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement shall be installed, owned, and operated as specified in Exhibits "A", "A-I", and "B" herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                                  ARTICLE VIII

Rates and Charges

8.1 Each month, Customer shall pay Texas Gas for the service hereunder an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's Transportation Contract Demand. For any quantities delivered by Texas Gas in excess of Customer's Transportation Contract Demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

          (a)  Texas Gas's Fuel Retention percentage(s).

          (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge
               (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT Contract Demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of this Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transpor tation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's Transportation Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season Transportation Contract Demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE IX

Miscellaneous

9.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                    Texas Gas

                  Texas Gas Transmission Corporation
                  3800 Frederica Street
                  Post Office Box 20008
                  Owensboro, Kentucky  42304

                  Attention:  Gas Revenue Accounting (Billings and Statements)
                              Marketing Administration (Other Matters)
                              Gas Transportation and Capacity Allocation
                                (Nominations)
                              Fax (502) 688-6817

                                    Customer

                  Public Service Company of North Carolina
                  P. O. Box 1398
                  1422 Burtonwood
                  Gastonia, North Carolina  28054

                  Attention:  Mr. Frank Yoho

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's tariff.

9.3 This Agreement shall be governed by the laws of the State of Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits "A", "A-I", "B", and "C" are hereby incorporated to and made a part of this Agreement.

9.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require con sent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement  insofar as it is affected  thereby,  is subject to all valid
rules,   regulations,   and  orders  of  all  governmental   authorities  having
jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.


ATTEST:                            TEXAS GAS TRANSMISSION CORPORATION


s\ Vivian C. Poole                  By s\ Kim R. Cocklin
Assistant Secretary                    Vice President


WITNESSES:                         PUBLIC SERVICE COMPANY OF NORTH CAROLINA


s\ Lynn F. Jimison                  By s\ Franklin H. Yoho
                                       Senior Vice President

s\ Judy S. Czerwinksi               Attest: s\ J. Paul Douglas
                                            Vice President - Corporate Counsel
                                             and Secretary

Date of Execution by Customer:

February 2, 1996
- - -----------------------------

                               Contract No. T8260
                                   Exhibit "A"
                            Firm Point(s) of Receipt

                 Public Service Co. of North Carolina, Inc. - 2
                          Firm Transportation Agreement



                                                       Daily Firm
                                   Meter                Capacity
Lateral   Segment        Zone       No.       Name       MMBtu

North Louisiana Leg        1       2102      Champlin       5,501
     Carthage - Haughton























Effective Date:  1/24/96

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                       SUPPLY
                                       Meter
Lateral    Segment               Zone    No.       Supply Point

NORTH LOUISIANA
     Carthage-Haughton              1   2102       Champlin
                                    1   9805       Delhi
                                    1   9051       Grigsby
                                    1   8116       Texas Eastern-Sligo
                                    1   9884       Valero-Carthage

     Haughton-Sharon                1   8003       Barksdale
                                    1   2455       Beacon
                                    1   9866       Cornerstone-Ada
                                    1   2173       Crystal Oil-West Arcadia
                                    1   2340       F.E. Hargraves-Minden
                                    1   2186       LGI #1
                                    1   2456       McCormick
                                    1   2457       Minden-Hunt
                                    1   2459       Minden Pan-Am #1
                                    1   9819       Nelson-Sibley
                                    1   9461       Olin-McGoldrick
                                    1   2760       Sligo Plant
                                    1   9834       Texaco-Athens

     Sharon                         1   9439       Energy Management-Antioch
                                    1   2010       Fina Oil-HICO
                                    1   9818       PGC-Bodcaw
                                    1   2757       Texas Eastern-Sharon

     Sharon-East                    1   2631       Calhoun Plant
                                    1   2632       Dubach
                                    1   2202       Ergon-Monroe
                                    1   8760       Lonewa
                                    1   8020       MRT-Bastrop
                                    1   9302       Munce
                                    1   9812       Par Minerals/Downsville
                                    1   9823       Reliance-Bernice
                                    1   2612       Reliance-West Monroe
                                    1   2634       Southwest-Guthrie
EAST
     Bosco-Eunice                   SL  2015       Amerada Hess
                                    SL  2016       Amerada Hess-South Lewisburg
                                    SL  2385       D.B. McClinton #1
                                    SL  9844       Germany Oil-Church Point
                                    SL  2288       Great Southern-Mowata #2
                                    SL  9804       Great Southern-Mowata #3
                                    SL  2289       Great Southern-
                                                     South Lewisburg
                                    SL  8142       Ritchie

                                      A-I-1

                                       SUPPLY
                                       Meter
Lateral    Segment                Zone   No.       Supply Point

EAST (Cont.)                        SL  9119       Sevarg
                                    SL  2740       Superior-Pure
SOUTHEAST
     Blk. 8-Morgan City             SL  2198       Bois D'Arc
                                    SL  9142       Bois D'Arc-Pelican Lake
                                    SL  2109       Chevron-Block 8
                                    SL  2638       Coon Point
                                    SL  2845       Lake Pagie
                                    SL  9817       Mustang-Bayou Piquant
                                    SL  2460       Peltex Deep Saline #1
                                    SL  2480       S.S. 41
                                    SL  9471       Sohio
                                    SL  2755       Texaco-Bay Junop
                                    SL  9836       Texaco-Dog Lake
                                    SL  2463       Toce Oil
                                    SL  2850       Union Oil-N. Lake Pagie
                                    SL  9883       Zeit-Lake Pagie

     Henry-Lafayette                SL  8190       Faustina-Henry
                                    SL  2790       Henry Hub

     Lafayette-Eunice               SL  2153       Branch-Cox
                                    SL  2125       California Co.-North Duson
                                    SL  2137       California Co.-South Bosco #1
                                    SL  2138       California Co.-South Bosco #2
                                    SL  2600       Cayman-Anslem Coulee
                                    SL  2389       Duson
                                    SL  9837       Excel-Judice
                                    SL  8068       Exch. O&G-No. Maurice
                                    SL  2601       Fina Oil-Anslem Coulee
                                    SL  8040       Florida
                                    SL  2290       Gulf Transport-Church Pt.
                                    SL  2148       Maurice Cox
                                    SL  9906       Quintana-South Bosco
                                    SL  9005       Rayne-Columbia Gulf
                                    SL  2045       Riceland-North Tepetate
                                    SL  8067       South Scott
                                    SL  2810       Tidewater-North Duson
                                    SL  8051       Youngsville

     Maurice-Freshwater             SL  9435       Amerada Hess-Maurice
                                    SL  9822       Cities Service-Nunez
                                    SL  2147       CNG-Hell Hole Bayou
                                    SL  2203       Deck Oil-Perry/Hope
                                    SL  9808       Duhon/Parcperdue
                                    SL  9044       EDC-N. Parcperdue
                                    SL  9160       LLOG-Abbeville
                                    SL  2394       LRC-Theall
                                    SL  9800       May Petroleum
                                    SL  2424       McCain-Maurice
                                    SL  2748       Parc Perdue
SOUTHEAST (Cont.)                   SL  2749       Parc Perdue 2

                                      A-I-2

                                       SUPPLY
                                       Meter
Lateral    Segment                Zone   No.       Supply Point

                                    SL  9830       R&R Res-Abbeville
                                    SL  9434       Southwestern-Perry
                                    SL  2706       Sun Ray
                                    SL  9422       UNOCAL-Freshwater Bayou
                                    SL  2840       UNOCAL-N. Freshwater Bayou

     Morgan City-Lafayette          SL  2064       Amoco-Charenton
                                    SL  9173       ANR-Calumet (Rec.)
                                    SL  9803       Atlantic
                                    SL  9809       B.H. Petroleum-S.E. Avery
                                    SL  2080       Bayou Sale-British Am
                                    SL  9881       Bridgeline-Berwick
                                    SL  2085       British American-Ramos
                                    SL  9425       Charenton
                                    SL  9047       Florida Gas-E.B. Pigeon
                                    SL  2454       FMP/Bayou Postillion
                                    SL  8059       Franklin
                                    SL  2208       Frantzen
                                    SL  9898       Hadson-East Bayou Pigeon
                                    SL  9437       Hunt Oil-Taylor Point
                                    SL  2188       Lamson
                                    SL  9854       Linder Oil-Bayou Penchant
                                    SL  9853       Linder Oil-Garden City
                                    SL  2189       Rutledge Deas
                                    SL  2636       Shell-Bayou Pigeon
                                    SL  9902       Smith Production-Charenton
                                    SL  2035       Southwest-Jeanerette
                                    SL  9895       Texaco-Bayou Sale
                                    SL  8205       Transco-Myette Point
                                    SL  9829       Trunkline-Centerville
                                    SL  9350       Vulcan
                                    SL  9835       W.T. Burton-Lake Palourde

     Offshore Points
      entering at Calumet           SL  2583       E.I. 273A
                                    SL  2158       E.I. 273A/273A/284B
                                    SL  2584       E.I. 273B
                                    SL  2834       E.I. 276C
                                    SL  2771       E.I. 287D
                                    SL  2151       E.I. 292B
                                    SL  9339       E.I. 292B/286I
                                    SL  9419       E.I. 292B/286I/293
                                    SL  2550       E.I. 293/308/315
                                    SL  2773       E.I. 307E
                                    SL  2154       E.I. 309C
                                    SL  2155       E.I. 309G
                                    SL  2157       E.I. 309H
                                    SL  9886       E.I. 309H/309H/309J
                                    SL  2156       E.I. 314F/309C/314F
                                    SL  2780       SMI 11C
                                    SL  2425       SMI 161
                                    SL  2783       S.S. 204/219

                                      A-I-3

                                       SUPPLY
                                       Meter
Lateral    Segment                Zone   No.       Supply Point

SOUTHEAST (Cont.)
     Thibodaux-Morgan City          SL  2250       A. Glassell-Chacahoula
                                    SL  2047       Alliance Exploration
                                    SL  2335       Amoco-North Rousseau
                                    SL  9029       Coastal-Chacahoula
                                    SL  2835       Lake Palourde
                                    SL  9873       Linder Oil-Chacahoula
                                    SL  9175       LLOG-Chacahoula
                                    SL  9847       LRC-Choctaw
                                    SL  2440       Magna-Chacahoula #1
                                    SL  2445       Magna-St. John #2
                                    SL  2470       Patterson-Chacahoula
                                    SL  2135       Simon Pass
                                    SL  9481       Transco-Thibodaux
SOUTH
     Egan-Eunice                    SL  9851       Booher-Iota
                                    SL  9003       Egan
                                    SL  9415       Tejas Power-Egan
     Offshore Points
      entering at Egan              SL  9130       E.I. 278/S.S. 247F
                                    SL  9131       E.I. 278/S.S. 248D
                                    SL  9128       E.I. 299/S.S. 271A
                                    SL  9129       E.I. 299/S.S. 271A/S.S. 271B
                                    SL  9423       E.I. 320/324
                                    SL  9122       E.I. 320/325A
                                    SL  9123       E.I. 342/366A
                                    SL  2793       E.I. 342/372A
                                    SL  9399       E.I. 342/384A
                                    SL  2767       E.I. 342C
                                    SL  2786       E.I. 343B
                                    SL  9363       E.I. 349/349A
                                    SL  9364       E.I. 349/349A/349B
                                    SL  2788       E.I. 365A
                                    SL  9369       E.I. 365A/365A/348
                                    SL  9120       E.I. 372A
                                    SL  2781       S.S. 247F
                                    SL  2776       S.S. 248D
                                    SL  9429       S.S. 248D/248G
                                    SL  2778       S.S. 271A
                                    SL  2785       S.S. 271B/271A/271B
                                    SL  9427       Vermilion 248/255A/255H
                                    SL  9342       Vermilion 255/256E
                                    SL  9424       Vermilion 255/256E/268G
                                    SL  2774       Vermilion 256D
                                    SL  9105       Vermilion 267/275A
                                    SL  9340       Vermilion 267/287A
                                    SL  9341       Vermilion 267/287A/276
                                    SL  9159       Vermilion 267/287A/277
                                    SL  9374       Vermilion 267/289A
                                    SL  2782       Vermilion 267C
                                    SL  2770       Vermilion 267F


                                      A-I-4

                                       SUPPLY
                                       Meter
Lateral    Segment                Zone   No.       Supply Point

SOUTHWEST
     East Cameron-Lowry             SL  9872       E.C. 9A
                                    SL  2581       E.C. 14
                                    SL  2860       Lake Arthur
                                    SL  2033       Little Cheniere-Arco
                                    SL  2034       Little Cheniere-Linder
                                    SL  2392       LRC-Grand Cheniere

     Lowry-Eunice                   SL  9843       Mobil-Lowry
                                    SL  9446       NGPL-Lowry
                                    SL  2437       ENOGEX/NGPL Tap Washita
                                    SL  9169       TEX SW/NGPL Washita
                                    SL  9171       Transok/NGPL Inter #2 Beckham
                                    SL  9170       Transok/NGPL Inter #2 Custer
                                    SL  9172       Transok/NGPL Waggs Wheeler
WEST
     Iowa-Eunice                    SL  2091       Caribbean-China #1
                                    SL  2092       Caribbean-China #2
                                    SL  2093       Caribbean-China #3
                                    SL  9038       Coastal/ANR-Iowa
                                    SL  9839       Great Southern-Woodlawn
                                    SL  8170       Iowa
                                    SL  9445       Kilroy Riseden-Woodlawn
                                    SL  9186       Linder Oil-Woodlawn
                                    SL  9890       Source Petroleum-S. Elton #1
                                    SL  9896       Source Petroleum-S. Elton #2
                                    SL  2883       Tee Oil-Woodlawn

     Mallard Bay-Woodlawn           SL  2140       California Co.-S.Thornwell
                                    SL  2615       Caroline Hunt Sands-
                                                   S. Thornwell
                                    SL  2170       Cockrell-North Chalkley
                                    SL  9828       Denovo-Lake Arthur
                                    SL  2207       Franks Petroleum-Chalkley
                                    SL  9028       Gas Energy Development-Hayes
                                    SL  2355       Humble-Chalkley
                                    SL  2383       IMC Wintershall-Chalkley
                                    SL  9848       Lamson Onshore-Mallard Bay
                                    SL  8071       LRC-Mallard Bay
                                    SL  2701       Samedan-N. Chalkley
                                    SL  2635       Shell-Chalkley
                                    SL  2266       South Mallard Bay-Americal
                                    SL  2822       Superior-S. Thornwell
                                    SL  9879       Total Minatome-Bell City
                                    SL  2885       Union Texas-Welsh
                                    SL  2853       Welsh Field
W.C. 294
     Entering at ANR-               SL  9026       W.C. 167/132
      Eunice                        SL  9136       W.C. 167/Near Shore
                                    SL  9440       W.C. 293/306A
                                    SL  9396       W.C. 293/H.I. 120/H.I.
                                                   120-128


                                      A-I-5

                                       SUPPLY
                                       Meter
Lateral    Segment                Zone   No.       Supply Point

W.C. 294 (Cont.)                    SL  9383       W.C. 293/H.I. 167/H.I.
                                                   167-166
                                    SL  2838       W.C. 294
HIOS
     Offshore Points
      entering at ANR-Eunice                       H.I. 247
                                    SL  2868       H.I. A-247/A-244A/A-231
                                    SL  9176       H.I. A-247/A-245
                                    SL  9135       W.C. 167/HIOS Mainline

                                                   H.I. 283
                                    SL  9894       H.I. A-283/A-283A
                                    SL  2855       H.I. A-285/A-282

                                                   H.I. 303
                                    SL  2858       H.I. A-302A/A-303

                                                   H.I. 323
                                    SL  9468       H.I. A-323

                                                   H.I. 343
                                    SL  9467       H.I. A-343/A-355

                                                   H.I. A-345
                                    SL  2863       H.I. A-334A/A-335
                                    SL  9327       H.I. A-345/A-325A

                                                   H.I. A-498
                                    SL  2529       H.I. A-498/A-451
                                    SL  2536       H.I. A-498/A-462/Various
                                    SL  2534       H.I. A-498/A-489
                                    SL  2533       H.I. A-498/A-489/A-474
                                    SL  2535       H.I. A-498/A-489/A-499
                                    SL  9371       H.I. A-498/A-490
                                    SL  2856       H.I. A-498/A-517

                                                   H.I. A-539
                                    SL  2537       H.I. A-539/A-480
                                    SL  9365       H.I. A-539/A-511
                                    SL  9376       H.I. A-539/A-532
                                    SL  9328       H.I. A-539/A-550
                                    SL  9901       H.I. A-539/A-552/A-551
                                    SL  9889       H.I. A-539/A-552/A-553
                                    SL  2539       H.I. A-539/A-567
                                    SL  9380       H.I. A-539/A-568

                                                   H.I. 546
                                    SL  9466       H.I. A-546/A-548/A-545

                                                   H.I. A-555
                                    SL  2857       H.I. A-531A
                                    SL  2861       H.I. A-536C
                                    SL  2862       H.I. A-537B
                                    SL  9127       H.I. A-537B/A-537D/A-556


                                      A-I-6

                                       SUPPLY
                                       Meter
Lateral    Segment                Zone   No.       Supply Point

HIOS (Cont.)                        SL  9308       H.I. A-555
                                    SL  9125       H.I. A-555/A-537D/A-556
                                    SL  9887       H.I. A-555/A-557A/A-556

                                                   H.I. A-573
                                    SL  9909       H.I. A-573/A-384/G B 224
                                    SL  2859       H.I. A-573B Complex
                                    SL  2542       H.I. A-595CF Complex

                                                   H.I. A-582
                                    SL  9165       H.I. A-582/A-561A
                                    SL  9469       H.I. A-582/A-563/A-564
                                    SL  9470       H.I. A-582/A-582C
                                    SL  9133       H.I. A-582/E.B. 110
                                    SL  9377       H.I. A-582/E.B. 160/Various
                                    SL  9134       H.I. A-582/E.B. 165
MAINLINE
     Bastrop-North                  3   8082       ANR-Slaughters
                                    3   2061       Bee-Hunter
                                    3   2072       Blair
                                    2   8124       Dyersburg
                                    3   2373       Har-Ken/Addison-G #1
                                    3   9432       Har-Ken/Austin Jennings #1
                                    3   2352       Har-Ken/Cox
                                    3   2367       Har-Ken/I.C.C. #9
                                    3   2376       Har-Ken/I.C.C. #12
                                    3   2379       Har-Ken/I.C.C. #15
                                    3   2022       Har-Ken/I.C.C. #16
                                    3   2381       Har-Ken/I.C.C. #17
                                    3   9530       Har-Ken/Murray
                                    3   2362       Har-Ken/P. Gannon Est. #1
                                    3   2351       Har-Ken/Qualls
                                    3   2966       Har-Ken/Stearman #1
                                    3   2960       Har-Ken/W. Ky. #1
                                    3   2962       Har-Ken/W. Ky. #2
                                    3   2375       Har-Ken/W. Ky. #6
                                    3   2087       Heathville-Trenton
                                    1   9303       Helena #2
                                    3   9876       Hux Oil-Russellville
                                    4   1715       Lebanon-Columbia
                                    4   1247       Lebanon-Congas
                                    4   1859       Lebanon-Texas Eastern
                                    3   9527       Liberty-South Hill
                                    3   8073       Midwestern-Whitesville
                                    1   3801       Pooling Receipt-Zone 1
                                    3   9525       Pride Energy No. 1
                                    3   9141       Reynolds-Narge Creek
                                    3   5800       Slaughters-Storage Complex
                                                     (Withdraw)
                                    1   2648       Spears
                                    3   9404       United Cities-Barnsley



                                      A-I-7

                                       SUPPLY
                                       Meter
Lateral    Segment                Zone   No.       Supply Point

MAINLINE (Cont.)
      Eunice-Zone SL/1 Line         SL  9035       ANR-Eunice
                                    SL  9084       Bayou Pompey
                                    SL  8107       Evangeline
                                    SL  8046       Mamou
                                    SL  3800       Pooling Receipt-Zone SL
                                    SL  3900       SL Lateral Terminus

     Zone SL/1 Line-Bastrop         1   2020       Arkla-Perryville
                                    1   9870       Channel Explo.-Chicksaw Creek
                                    1   9826       Delhi-Ewing
                                    1   2361       Guffey-Millhaven
                                    1   9877       Hadson-Olla/Summerville
                                    1   9814       Hogan-Davis Lake
                                    1   8063       Pineville (LIG)
                                    1   2648       Spears
                                    1   9832       Wintershall-Clarks





                                      A-I-8

                               CONTRACT NO. T8260
                          Contract Demand 5,272 MMBtu/D

                                   EXHIBIT "B"
                              POINT(S) OF DELIVERY
                                     ZONE 4


Meter                                                        MAOP          MDP*
 No.      Name/Description                   Facilities     (psig)        (psig)

          CNG Transmission Corporation
1247      LEBANON-CONGAS - S9, T3, R4, Warren     (1)                      531
              County, OH



                                       B-1

          NOTE:SEE  ATTACHED   STANDARD   FACILITIES  KEY  FOR   EXPLANATION  OF
               FACILITIES.
          *MINIMUM DELIVERY PRESSURE

                               Contract No. T8260
                          Firm Transportation Agreement
                                   Exhibit "C"
                             Supply Lateral Capacity


                 Public Service Co. of North Carolina, Inc. - 2




                                                        Preferential Rights
             Supply Lateral                                  MMBtu/d

Zone 1 Supply Lateral(s)
North Louisiana Leg:                                                  5,501
                                                        ------------------------
                     Total Zone 1:                                    5,501

Zone SL Supply Lateral(s)
East Leg:                                                                 0
Southeast Leg:                                                            0
South Leg:                                                                0
Southwest Leg:                                                            0
West Leg:                                                                 0
WC-294:                                                                   0
HIOS:                                                                     0
                                                        ------------------------
                     Total Zone SL:                                       0
                     Grand Total:                                     5,501









Effective Date:  1/24/96

                                                 STANDARD FACILITIES KEY

          (1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

          (2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

          (3) Measurement facilities are owned, operated, and maintained by Arkansas Louisiana Gas Company.
          (4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee Corporation.
          (5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

          (6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Delhi Gas Pipeline Corporation.

          (7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

          (8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

          (9) Measurement facilities are owned, operated, and maintained by Trunkline Gas Company.

          (10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

          (11) Measurement  facilities  are  owned  by  Texas  Gas  Transmission
               Corporation   and  operated  and   maintained  by  Columbia  Gulf
               Transmission Company.

          (12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

          (13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

          (14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

          (15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

          (16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipe line Company.

          (17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

          (18) Measurement  facilities  are  owned  by  Texas  Gas  Transmission
               Corporation   and  operated  and   maintained  by  Texas  Eastern
               Transmission Corporation.

          (19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

          (20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

          (21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

          (22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

          (23) Measurement   facilities  are  operated  and  maintained  by  ANR
               Pipeline Company.

          (24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

          (25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.
          (26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

          (27) Measurement  facilities  are owned  and  maintained  by  Faustina
               Pipeline   Company  and   operated  by  Texas  Gas   Transmission
               Corporation.

          (28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

          (29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

          (30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

          (31) Measurement  facilities are owned by Total  Minatome  Corporation
               and   operated   and   maintained   by  Texas  Gas   Transmission
               Corporation.

          (32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.

          (33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

          (34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

          (35) Measurement facilities are owned, operated, and maintained by Texaco Inc.

          (36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

          (37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

          (38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

          (39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

          (40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

          (41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

          (42) Measurement   facilities  are  owned  by  Enron  Corporation  and
               operated and maintained by Texas Gas Transmission Corporation.

          (43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

          (44) Measurement facilities are owned, operated, and maintained by NorAm Gas Transmission Company.

          (45) Measurement  facilities are owned by Falcon  Seaboard Gas Company
               and   operated   and   maintained   by  Texas  Gas   Transmission
               Corporation.

          (46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

          (47) Measurement facilities are owned by Forest Oil Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

          (48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

          (49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

          (50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

          (51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

          (52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

          (53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

          (54) Measurement facilities are owned, operated, and maintained by VHC Gas Systems, L.P.

          (55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

          (56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

          (57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

          (58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

          (59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

          (60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

          (61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.

          (62) Measurement facilities are owned by Egan Hub Partners, L. P., and operated and maintained by Texas Gas Transmission Corporation.